UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Cantor Fitzgerald Infrastructure Fund

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

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	5.	Total fee paid:

1

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2

PROXY MATERIALS

Cantor Fitzgerald Infrastructure Fund

110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

November 28, 2025

Dear Shareholder,

Cantor Fitzgerald Infrastructure Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Fund on March 5, 2026 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022. We are sending this information to you because you are a shareholder of record of the Fund as of November 28, 2025 (the “Record Date”).

A Proxy Statement, dated August 12, 2025 (the “Proxy Statement”), was previously mailed to you as a shareholder of record of the Fund as of July 31, 2025 (the “Prior Record Date”). The Board of Trustees of the Trust determined that it was in the best interest of the Fund and its shareholders to select a new record date of November 28, 2025 and a new Special Meeting date of March 5, 2026 (the “Meeting Date”). All references to the Prior Record Date and a November 24, 2025 Special Meeting date in the Proxy Statement are hereby replaced by the Record Date and Meeting Date.

An updated proxy card and a postage-prepaid envelope in which to return your proxy card are enclosed. The proxy card previously distributed to shareholders may continue to be used to vote your shares in connection with the Special Meeting. Any proxy previously received by the Fund from a shareholder who was a holder of record as of the close of business on the Prior Record Date and also as of the close of business on the Record Date shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the Record Date unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Special Meeting. Please note, however, that attendance alone at the Special Meeting without voting will not be sufficient to revoke a previously authorized proxy.

At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new management agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and (ii) a new investment sub-advisory agreement between the Adviser and Capital Innovations, LLC (the “Sub-Adviser”) (the “New Agreements”) as a result of a change in control of the Adviser as a result of a transaction (the “Transaction”), which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that resulted in an automatic termination of the Fund’s previous management agreement with the Adviser that took place on October 6, 2025. The Fund’s prior sub-advisory agreement between the Adviser and the Sub-Adviser also terminated as a result of the termination of the Fund’s previous management agreement with the Adviser. The Adviser and Sub-Adviser are currently providing services under an interim management agreement and an interim sub-advisory agreement, respectively (the “Interim Agreements”), that became effective on October 6, 2025 and each has a term of 150 days.

More information on the Transaction, the New Agreements, and the Interim Agreements as well as other information is contained in the Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” the proposals set forth in the Proxy Statement.

Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Cantor Select Portfolios William Ferri Trustee and Chairman

PROXY MATERIALS

Cantor Fitzgerald Infrastructure Fund

110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

November 28, 2025

Dear Shareholder,

Cantor Fitzgerald Infrastructure Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Fund on March 5, 2026 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022. We are sending this information to you because you are a shareholder of record of the Fund as of November 28, 2025 (the “Record Date”).

At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new management agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and (ii) a new investment sub-advisory agreement between the Adviser and Capital Innovations, LLC (the “Sub-Adviser”) (the “New Agreements”) as a result of a change in control of the Adviser as a result of a transaction (the “Transaction”), which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that resulted in an automatic termination of the Fund’s previous management agreement with the Adviser that took place on October 6, 2025. The Fund’s prior sub-advisory agreement between the Adviser and the Sub-Adviser also terminated as a result of the termination of the Fund’s previous management agreement with the Adviser. The Adviser and Sub-Adviser are currently providing services under an interim management agreement and an interim sub-advisory agreement, respectively (the “Interim Agreements”), that became effective on October 6, 2025 and each has a term of 150 days.

A Proxy Statement, dated August 12, 2025 (the “Proxy Statement”), regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. The Board of Trustees of the Trust determined that it was in the best interest of the Fund and its shareholders to select a new record date of November 28, 2025 and a new Special Meeting date of March 5, 2026. All references to the prior record date of July 31, 2025 and to the prior special meeting date of November 24, 2025 in the Proxy Statement are hereby replaced by the Record Date and Meeting Date.

More information on the Transaction, the New Agreements, and the Interim Agreements as well as other information is contained in the Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” the proposals set forth in the Proxy Statement.

Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Cantor Select Portfolios William Ferri Trustee and Chairman

SCAN TO VIEW MATERIALS & VOTE

CANTOR FITZGERALD INFRASTRUCTURE FUND	To vote by Internet
110 EAST 59TH STREET NEW YORK, NY 10022	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77568-S20003                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve a new Management Agreement between the Fund and Cantor Fitzgerald Investment Advisors, L.P.;	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Capital Innovations, LLC; and	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on March 5, 2026:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com

V77569-S20003

Cantor Fitzgerald Infrastructure Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Cantor Fitzgerald Infrastructure Fund (the “Fund”) hereby appoints Ari Buchen the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 28, 2025 at a Special Meeting of Shareholders to be held on March 5, 2026 at 11:00 A.M. at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE